UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09243
                                                    ----------------

                            The Gabelli Utility Trust
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
           ----------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                     Date of reporting period: June 30, 2005
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                                  [LOGO OMITTED]
                                                       THE GABELLI UTILITY TRUST

                           THE GABELLI UTILITY TRUST

                               Semi-Annual Report
                                  June 30, 2005

TO OUR SHAREHOLDERS,

      During the second quarter of 2005, the Gabelli Utility Trust's (the "Trust") total return rose 7.8% on a net asset value ("NAV") basis while the Standard & Poor's ("S&P") 500 Utility Index rose 9.3% and the Lipper Utility Fund Average rose 7.3%. For the six-month period ended June 30, 2005, the Trust's NAV total return was 9.6% versus gains of 15.2% and 10.0% for the S&P 500 Utility Index and the Lipper Utility Fund Average, respectively. The Trust's market price on June 30, 2005 was $9.87, which equates to a 32.7% premium to its net asset value ("NAV") of $7.44. The Trust's market price rose 7.5% and 10.4% for the second quarter and the six-month period ended June 30, 2005, respectively.

      Enclosed are the financial statements and the investment portfolio as of June 30, 2005.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                               AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2005(A)
                               ------------------------------------------------
                                                                                                      Since
                                                               Year to                              Inception
                                                     Quarter     Date    1 Year   3 Year   5 Year    (7/9/99)
                                                     -------   -------   ------   ------   ------   ---------
GABELLI UTILITY TRUST NAV RETURN(B) .............      7.76%     9.58%    22.98%   12.92%   10.19%     9.83%
GABELLI UTILITY TRUST INVESTMENT RETURN(C) ......      7.50     10.37     15.54    12.26    13.67     13.48

S&P 500 Utility Index ...........................      9.31     15.24     37.98    13.80     4.01      3.64
Lipper Utility Fund Average .....................      7.30     10.00     30.25    14.50     1.83      3.01

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DIVIDENDS ARE CONSIDERED REINVESTED. PERFORMANCE FOR PERIODS LESS THAN ONE YEAR IS NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE TRUST CAREFULLY BEFORE INVESTING. THE S&P 500 UTILITY INDEX IS AN UNMANAGED INDICATOR OF ELECTRIC AND GAS UTILITY STOCK PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ADJUSTMENTS FOR RIGHTS OFFERINGS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON INITIAL NET ASSET VALUE OF $7.50.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN BASED ON INITIAL NET ASSET VALUE OF $7.50.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments:

Energy and Utilities: Integrated ......................................    35.5%
Energy and Utilities: Electric ........................................    20.2%
U.S. Government Obligations ...........................................    12.1%
Energy and Utilities: Natural Gas .....................................    11.2%
Telecommunications ....................................................     5.4%
Cable and Satellite ...................................................     3.1%
Repurchase Agreements .................................................     2.9%
Energy and Utilities: Water ...........................................     2.7%
Energy and Utilities: Oil .............................................     1.4%
Diversified Industrial ................................................     1.1%
Wireless Communications ...............................................     1.1%
Transportation ........................................................     0.9%
Equipment and Supplies ................................................     0.8%
Entertainment .........................................................     0.7%
Communications Equipment ..............................................     0.4%
Computer Software and Services ........................................     0.3%
Metals and Mining .....................................................     0.2%
                                                                          ------
                                                                          100.0%
                                                                          ======

THE UTILITY TRUST (THE "TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDING MARCH 31, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE TRUST AT
800-GABELLI (800-422-3554). THE TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Trust's proxy voting policies and procedures are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

SHAREHOLDER MEETING -- MAY 9, 2005 -- FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 9, 2005 at the Hyatt Regency in Old Greenwich, Connecticut. At that meeting, common and preferred shareholders voting together as a single class elected Frank J. Fahrenkopf, Jr., Robert J. Morrissey and Salvatore J. Zizza as Trustees of the Trust. There were 27,358,235 votes, 27,383,011 votes and 27,414,327 votes cast in favor of each Trustee and 388,549 votes, 363,773 votes and 332,457 votes withheld for each Trustee, respectively. In addition, preferred shareholders voting as a separate class elected Anthony J. Colavita as a Trustee of the Trust. There were 1,160,670 votes cast in favor of this Trustee and 12,336 votes withheld for this Trustee.

      Mario J. Gabelli, Thomas E. Bratter, James P. Conn, Vincent D. Enright, John D. Gabelli, Karl Otto Pohl and Anthony R. Pustorino continue to serve in their capacities as Trustees of the Trust.

      We thank you for your participation and appreciate your continued support.

                            THE GABELLI UTILITY TRUST
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
              COMMON STOCKS -- 83.6%
              AGRICULTURE -- 0.0%
        800   Cadiz Inc.+ .......................   $      3,000   $     15,200
                                                    ------------   ------------
              CABLE AND SATELLITE -- 3.1%
     50,000   Cablevision Systems Corp., Cl.
                 A+ .............................      1,316,172      1,610,000
      5,000   Cogeco Cable Inc. .................        105,008        110,594
     20,000   Cogeco Inc. ......................         389,461        438,459
     15,000   Comcast Corp., Cl. A+ .............        483,950        460,500
    100,000   DIRECTV Group Inc.+ ...............      1,648,749      1,550,000
     65,000   EchoStar Communications
                 Corp., Cl. A ...................      2,030,435      1,959,750
      2,500   Insight Communications
                 Co. Inc., Cl. A+ ...............         24,795         27,625
     32,900   Liberty Global Inc., Cl. A+ .......      1,362,626      1,535,443
     20,000   Rogers Communications Inc.,
                 Cl. B ..........................        553,618        657,600
                                                    ------------   ------------
                                                       7,914,814      8,349,971
                                                    ------------   ------------
              COMMUNICATIONS EQUIPMENT -- 0.4%
    280,000   Furukawa Electric Co. Ltd.+ .......      1,441,034      1,085,565
      2,000   Thomas & Betts Corp.+ .............         63,595         56,480
                                                    ------------   ------------
                                                       1,504,629      1,142,045
                                                    ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
     22,000   Storage Technology Corp.+ .........        801,392        798,380
                                                    ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 1.1%
     18,000   Catalytica Energy Systems Inc.+ ...        149,778         33,840
      5,000   Cooper Industries Ltd., Cl. A .....        342,961        319,500
     60,000   General Electric Co. ..............      1,990,480      2,079,000
      5,000   ITT Industries Inc. ...............        472,309        488,150
                                                    ------------   ------------
                                                       2,955,528      2,920,490
                                                    ------------   ------------
              ENERGY AND UTILITIES: ELECTRIC -- 20.2%
    230,000   AES Corp.+ ........................      1,158,570      3,767,400
    369,400   Allegheny Energy Inc.+ ............      3,864,370      9,316,268
     24,000   ALLETE Inc. .......................        749,469      1,197,600
     60,000   American Electric Power Co. Inc. ..      1,918,567      2,212,200
     20,000   Calpine Corp.+ ....................         52,600         68,000
     30,000   Cleco Corp. .......................        570,612        647,100
    160,000   DPL Inc. ..........................      3,365,523      4,392,000
     24,000   DTE Energy Co. ....................        978,366      1,122,480
    200,000   Duquesne Light Holdings Inc. ......      3,488,741      3,736,000
     90,000   Edison International ..............      1,794,977      3,649,500
    200,000   El Paso Electric Co.+ .............      2,637,085      4,090,000
      8,000   Electric Power Development
                 Co. Ltd. .......................        240,854        231,539
    130,000   FPL Group Inc. ....................      4,212,252      5,467,800

                                                                      MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
    105,000   Great Plains Energy Inc. ..........   $  3,272,187   $  3,348,450
     41,000   Green Mountain Power Corp. ........        893,905      1,223,440
     22,500   Pepco Holdings Inc. ...............        449,918        538,650
    105,000   TECO Energy Inc. ..................      1,580,547      1,985,550
     16,000   TXU Corp. .........................        236,040      1,329,440
     22,000   UIL Holdings Corp. ................        966,711      1,183,820
    175,000   Unisource Energy Corp. ............      4,306,113      5,381,250
                                                    ------------   ------------
                                                      36,737,407     54,888,487
                                                    ------------   ------------
              ENERGY AND UTILITIES: INTEGRATED -- 34.7%
     75,000   Alliant Energy Corp. ..............      1,824,382      2,111,250
     20,000   Ameren Corp. ......................        892,320      1,106,000
    480,000   Aquila Inc.+ ......................      1,440,276      1,732,800
      1,500   Areva .............................        613,197        640,959
      5,000   Avista Corp. ......................         85,710         92,950
     35,000   Black Hills Corp. .................      1,060,967      1,289,750
     68,000   Central Vermont Public Service
                 Corp. ..........................      1,376,424      1,258,000
     55,000   CH Energy Group Inc. ..............      2,495,940      2,674,650
      8,000   Chubu Electric Power Co. Inc. .....        189,551        191,867
      8,000   Chugoku Electric Power Co. Inc. ...        150,761        156,163
     70,000   Cinergy Corp. .....................      2,363,603      3,137,400
    190,000   CMS Energy Corp.+ .................      1,473,074      2,861,400
     57,000   Consolidated Edison Inc. ..........      2,257,001      2,669,880
     76,000   Constellation Energy Group ........      2,162,030      4,384,440
      3,000   Dominion Resources Inc. ...........        152,527        220,170
    150,000   Duke Energy Corp. .................      2,845,440      4,459,500
    180,000   El Paso Corp. .....................      1,638,285      2,073,600
     12,000   Empire District Electric Co. ......        245,171        287,520
    200,000   Enel SpA ..........................      1,531,070      1,742,624
     80,000   Energy East Corp. .................      1,767,343      2,318,400
      3,000   Entergy Corp. .....................         84,249        226,650
     55,979   FirstEnergy Corp. .................      1,964,896      2,693,150
     87,900   Florida Public Utilities Co. ......      1,133,947      1,670,979
     50,000   Hawaiian Electric Industries
                 Inc. ...........................      1,321,256      1,340,500
    300,000   Hera SpA ..........................        433,286        835,915
      8,000   Hokkaido Electric Power Co. Inc. ..        156,870        163,736
      8,000   Hokuriku Electric Power Co. .......        146,449        152,556
      8,000   Kansai Electric Power Co. Inc. ....        158,472        160,851
     30,000   Korea Electric Power Corp., ADR ...        445,796        470,100
      8,000   Kyushu Electric Power Co. Inc. ....        167,818        173,835
     66,000   Maine & Maritimes Corp. ...........      2,096,172      1,617,000
     65,700   MGE Energy Inc. ...................      1,940,590      2,390,166


                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: INTEGRATED (CONTINUED)
    300,000   Mirant Corp.+ .....................   $     88,995   $    153,600
     45,000   NiSource Inc. .....................        970,021      1,112,850
    170,000   Northeast Utilities ...............      3,354,148      3,546,200
    215,000   NSTAR .............................      4,848,628      6,628,450
    101,000   OGE Energy Corp. ..................      2,429,412      2,922,940
     12,000   Ormat Technologies Inc. ...........        180,000        229,200
     25,000   Otter Tail Corp. ..................        667,745        683,250
     50,000   PG&E Corp. ........................      1,309,559      1,877,000
     20,000   PNM Resources Inc. ................        290,976        576,200
    100,000   Progress Energy Inc. ..............      4,383,880      4,524,000
     40,000   Progress Energy Inc., CVO+ ........         20,800          5,400
     25,000   Public Service Enterprise
                 Group Inc. .....................      1,299,329      1,520,500
     35,000   Puget Energy Inc. .................        795,990        818,300
     55,000   SCANA Corp. .......................      1,694,645      2,349,050
      8,000   Shikoku Electric Power Co. Inc. ...        155,987        159,408
     30,000   Sierra Pacific Resources+ .........        227,798        373,500
      8,000   Tohoku Electric Power Co. Inc. ....        147,399        170,589
      8,000   Tokyo Electric Power Co. Inc. .....        191,450        190,785
     26,900   Unitil Corp. ......................        712,856        726,300
     47,000   Vectren Corp. .....................      1,162,166      1,350,310
    242,500   Westar Energy Inc. ................      3,775,797      5,827,275
     80,000   Wisconsin Energy Corp. ............      2,534,731      3,120,000
     50,000   WPS Resources Corp. ...............      2,542,471      2,812,500
    270,000   Xcel Energy Inc. ..................      4,521,685      5,270,400
                                                    ------------   ------------
                                                      74,921,341     94,252,768
                                                    ------------   ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 11.2%
     28,000   AGL Resources Inc. ................        692,019      1,082,200
     55,000   Atmos Energy Corp. ................      1,349,828      1,584,000
     35,000   Cascade Natural Gas Corp. .........        748,033        717,500
     10,000   Chesapeake Utilities Corp. ........        224,113        305,500
     29,700   Delta Natural Gas Co. Inc. ........        494,549        768,042
     40,000   Dynegy Inc., Cl. A+ ...............        250,000        194,400
     18,000   EnergySouth Inc. ..................        426,946        498,780
    100,000   KeySpan Corp. .....................      3,586,039      4,070,000
    100,000   National Fuel Gas Co. .............      2,436,172      2,891,000
     90,000   Nicor Inc. ........................      3,094,431      3,705,300
    100,000   ONEOK Inc. ........................      1,837,227      3,265,000
     50,000   Peoples Energy Corp. ..............      1,981,623      2,173,000
     36,000   Piedmont Natural
                 Gas Co. Inc. ...................        568,829        864,720
      6,000   RGC Resources Inc. ................        128,344        157,500
    140,000   SEMCO Energy Inc.+ ................      1,232,605        838,600
    110,000   Southern Union Co.+ ...............      1,848,448      2,700,511
    180,000   Southwest Gas Corp. ...............      4,469,506      4,591,800
                                                    ------------   ------------
                                                      25,368,712     30,407,853
                                                    ------------   ------------

                                                                      MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
              ENERGY AND UTILITIES: OIL -- 1.4%
      2,000   Anadarko Petroleum Corp. ..........   $    141,060   $    164,300
     20,000   Exxon Mobil Corp. .................      1,168,383      1,149,400
     26,000   Kaneb Services LLC ................      1,112,570      1,125,280
      4,000   Royal Dutch Petroleum Co. .........        237,320        259,600
     17,000   Unocal Corp. ......................        940,669      1,105,850
                                                    ------------   ------------
                                                       3,600,002      3,804,430
                                                    ------------   ------------
              ENERGY AND UTILITIES: WATER -- 2.7%
     14,000   American States Water Co. .........        312,701        411,180
     16,000   Aqua America Inc. .................        209,103        475,840
     16,500   Artesian Resources Corp., Cl. A ...        257,250        488,565
     20,500   BIW Ltd. ..........................        385,069        383,760
     20,520   California Water Service Group ....        566,928        770,321
      7,500   Connecticut Water Service Inc. ....        146,455        187,425
     51,333   Middlesex Water Co. ...............        801,882        996,887
     24,088   Pennichuck Corp. ..................        471,751        460,563
     61,000   SJW Corp. .........................      1,970,320      2,867,610
      7,716   Southwest Water Co. ...............         52,052         91,280
      6,000   York Water Co. ....................        108,269        126,840
                                                    ------------   ------------
                                                       5,281,780      7,260,271
                                                    ------------   ------------
              ENTERTAINMENT -- 0.7%
     30,000   Time Warner Inc.+ .................        525,860        501,300
     45,000   Vivendi Universal SA, ADR .........      1,412,075      1,409,850
                                                    ------------   ------------
                                                       1,937,935      1,911,150
                                                    ------------   ------------
              EQUIPMENT AND SUPPLIES -- 0.8%
     50,000   Capstone Turbine Corp.+ ...........         83,080         63,500
     25,000   CUNO Inc.+ ........................      1,777,746      1,786,000
     10,000   Mueller Industries Inc. ...........        440,698        271,000
                                                    ------------   ------------
                                                       2,301,524      2,120,500
                                                    ------------   ------------
              METALS AND MINING -- 0.2%
     25,000   Compania de Minas
                 Buenaventura SA, ADR ...........        549,835        574,750
                                                    ------------   ------------
              REAL ESTATE -- 0.0%
      3,250   Brascan Corp., Cl. A ..............         78,410        124,020
                                                    ------------   ------------

              TELECOMMUNICATIONS -- 4.8%
    100,000   AT&T Corp. ........................      1,902,440      1,904,000
     60,000   BCE Inc. ..........................      1,302,420      1,420,800
     35,000   BellSouth Corp. ...................        970,977        929,950
     33,000   BT Group plc, ADR .................      1,146,449      1,372,800
     50,000   CenturyTel Inc. ...................      1,572,826      1,731,500
    175,000   Cincinnati Bell Inc.+ .............        814,934        752,500
     10,200   Commonwealth Telephone
                 Enterprises Inc. ...............        394,296        427,482
     20,000   D&E Communications Inc. ...........        190,498        194,000
     20,000   Deutsche Telekom AG, ADR ..........        367,940        368,400


                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                       MARKET
   SHARES                                               COST           VALUE
-----------                                         ------------   ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
      2,000   France Telecom SA, ADR .............  $     22,799   $     58,280
        200   Hutchison Telecommunications
                International Ltd.+ ..............           163            198
    100,000   MCI Inc. ...........................     2,588,315      2,571,000
        500   Mobistar SA ........................        44,141         41,811
        200   PT Indosat Tbk .....................           128            113
      1,200   Tele2 AB, Cl. B ....................        14,604         11,290
      3,000   Telecom Italia SpA, ADR ............        99,726         93,930
     40,000   Touch America Holdings Inc.+ .......        38,488             28
     30,000   Verizon Communications Inc. ........     1,071,989      1,036,500
                                                    ------------   ------------
                                                      12,543,133     12,914,582
                                                    ------------   ------------
              TRANSPORTATION -- 0.9%
     25,000   GATX Corp. .........................       760,114        862,500
     40,000   Overnite Corp. .....................     1,703,560      1,719,200
                                                    ------------   ------------
                                                       2,463,674      2,581,700
                                                    ------------   ------------
              WIRELESS COMMUNICATIONS -- 1.1%
        200   America Movil SA de CV,
                Cl. L, ADR .......................         9,424         11,922
      2,000   China Mobile (Hong Kong)
                Ltd., ADR ........................        33,988         37,180
      2,000   China Unicom Ltd., ADR .............        16,278         16,760
        200   Cosmote Mobile Telecommunications SA         3,702          3,655
      4,000   Mobile TeleSystems, ADR ............       137,612        134,600
        190   MobileOne Ltd. .....................           218            246
    380,000   O2 plc+ ............................       387,488        927,651
        600   SK Telecom Co. Ltd., ADR ...........        12,374         12,240
        200   SmarTone Telecommunications
                Holdings Ltd. ....................           207            220
      1,000   Telefonica Moviles SA, ADR .........        11,144         10,610
        200   Tim Hellas Telecommunications SA,
                ADR ..............................         3,316          3,794
        200   Total Access Communication plc+ ....           714            640
     30,000   United States Cellular Corp.+ ......     1,391,960      1,498,200
      6,000   Vimpel-Communications, ADR+ ........       196,099        204,180
        200   Virgin Mobile Holdings plc .........           868            924
        200   Vodafone Group plc, ADR ............         5,666          4,864
                                                    ------------   ------------
                                                       2,211,058      2,867,686
                                                    ------------   ------------

              TOTAL COMMON STOCKS ................   181,174,174    226,934,283
                                                    ------------   ------------

              CONVERTIBLE PREFERRED STOCKS -- 1.4%
              ENERGY AND UTILITIES: INTEGRATED -- 0.8%
      2,000   El Paso Corp., 4.990%
                Cv. Pfd.(b) ......................     1,945,987      2,124,136
                                                    ------------   ------------

                                                                       MARKET
   SHARES                                               COST           VALUE
-----------                                         ------------   ------------
              TELECOMMUNICATIONS -- 0.6%
     31,033   Citizens Communications Co., 5.000%
                Cv. Pfd. .........................  $  1,542,645   $  1,799,914
                                                    ------------   ------------

              TOTAL CONVERTIBLE PREFERRED
                STOCKS ...........................     3,488,632      3,924,050
                                                    ------------   ------------

 PRINCIPAL
   AMOUNT
-----------
              SHORT-TERM OBLIGATIONS -- 15.0%
              REPURCHASE AGREEMENTS -- 2.9%
$ 7,701,000   Barclays Capital Inc., 2.850%,
                dated 06/30/05, due 07/01/05,
                proceeds at maturity,
                $7,701,610(a) ....................     7,701,000      7,701,000
                                                    ------------   ------------

              U.S. GOVERNMENT OBLIGATIONS -- 12.1%
 33,000,000   U.S. Treasury Bill, 2.718%++,
                07/21/05 .........................    32,950,317     32,950,317
                                                    ------------   ------------

              TOTAL SHORT-TERM OBLIGATIONS .......    40,651,317     40,651,317
                                                    ------------   ------------
TOTAL INVESTMENTS -- 100.0% ......................  $225,314,123    271,509,650
                                                    ============

LIABILITIES IN EXCESS OF OTHER ASSETS ..........................       (147,285)

PREFERRED STOCK
  (1,185,200 preferred shares outstanding) .....................    (54,605,000)
                                                                    -----------

NET ASSETS COMMON SHARES
  (29,142,767 common shares outstanding) .......................   $216,757,365
                                                                   ============

NET ASSET VALUE PER COMMON SHARE
  ($216,757,365 / 29,142,767 shares outstanding) ...............   $       7.44
                                                                   ============

------------
(a) Collateralized by U.S. Treasury Bond, 6.125%, due 08/15/29, market value $7,855,020.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the Rule 144A securities are considered liquid and the market value amounted to $2,124,136 or 0.8% of total investments.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR   American Depository Receipt
CVO   Contingent Value Obligation


                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2005 (UNAUDITED)

ASSETS:
   Investments, at value (cost $225,314,123) ...........   $271,509,650
   Cash and foreign currency, at value
     (cost $76,959) ....................................         76,668
   Dividends and interest receivable ...................        515,569
   Receivable for investments sold .....................            518
   Unrealized appreciation on swap contracts ...........         51,252
   Other assets ........................................          5,352
                                                           ------------
   TOTAL ASSETS ........................................    272,159,009
                                                           ------------
LIABILITIES:
   Payable for investments purchased ...................         10,680
   Payable for investment advisory fees ................        446,141
   Dividends payable ...................................         23,276
   Payable for offering expenses .......................        106,619
   Payable for shareholder communications fees .........         95,115
   Other accrued expenses and liabilities ..............        114,813
                                                           ------------
   TOTAL LIABILITIES ...................................        796,644
                                                           ------------
PREFERRED STOCK:
   Series A Cumulative Preferred Stock (5.625%,
     $25 liquidation value, $0.001 par value,
     1,200,000 shares authorized with 1,184,200
     shares issued and outstanding) ....................     29,605,000
   Series B Cumulative Preferred Stock (Auction
     Rate, $25,000 liquidation value, $0.001 par
     value, 1,000 shares authorized with 1,000
     shares issued and outstanding) ....................     25,000,000
                                                           ------------
   TOTAL PREFERRED STOCK ...............................     54,605,000
                                                           ------------
   NET ASSETS ATTRIBUTABLE TO COMMON
     SHAREHOLDERS ......................................   $216,757,365
                                                           ============
NET ASSETS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS CONSIST OF:
   Shares of beneficial interest, at par value .........   $     29,143
   Additional paid-in capital ..........................    171,646,095
   Accumulated net realized loss on investments
     and foreign currency transactions .................     (1,164,053)
   Net unrealized appreciation on investments
     and swap contracts ................................     46,246,779
   Net unrealized depreciation on foreign
     currency translations .............................           (599)
                                                           ------------
   NET ASSETS ..........................................   $216,757,365
                                                           ============
NET ASSET VALUE PER COMMON SHARE:
   ($216,757,365 / 29,142,767 shares outstanding;
   unlimited number of shares authorized of
   $0.001 par value) ...................................   $       7.44
                                                           ============

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $29,354) .........   $  3,182,530
   Interest ............................................        813,321
                                                           ------------
   TOTAL INVESTMENT INCOME .............................      3,995,851
                                                           ------------
EXPENSES:
   Investment advisory fees ............................      1,298,332
   Shareholder communications expenses .................        172,074
   Shareholder services fees ...........................        107,836
   Payroll expenses ....................................         89,348
   Auction agent expenses ..............................         31,720
   Legal and audit fees ................................         30,377
   Trustees' fees ......................................         27,075
   Custodian fees ......................................         14,043
   Miscellaneous expenses ..............................         82,502
                                                           ------------
   TOTAL EXPENSES ......................................      1,853,307
                                                           ------------
   NET INVESTMENT INCOME ...............................      2,142,544
                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, SWAP CONTRACTS AND
   FOREIGN CURRENCY:
   Net realized gain on investments ....................      2,129,526
   Net realized loss on foreign currency
     transactions ......................................           (341)
                                                           ------------
   Net realized gain on investments and
     foreign currency transactions .....................      2,129,185
   Net change in unrealized appreciation/depreciation
     on investments, swap contracts and foreign
     currency translations .............................     15,624,527
                                                           ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, SWAP CONTRACTS AND
     FOREIGN CURRENCY ..................................     17,753,712
                                                           ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...................................     19,896,256

   Total Distributions to Preferred
     Stock Shareholders ................................     (1,186,567)
                                                           ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
     COMMON SHAREHOLDERS
     RESULTING FROM OPERATIONS .........................   $ 18,709,689
                                                           ============


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                         SIX MONTHS ENDED
                                                                          JUNE 30, 2005        YEAR ENDED
                                                                           (UNAUDITED)      DECEMBER 31, 2004
                                                                         ----------------   -----------------
OPERATIONS:
   Net investment income .............................................    $   2,142,544       $  3,723,477
   Net realized gain on investments and foreign currency
     transactions ....................................................        2,129,185          1,155,173
   Net change in unrealized appreciation/depreciation on
     investments, swap contracts and foreign currency translations ...       15,624,527         22,003,591
                                                                          -------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............       19,896,256         26,882,241
                                                                          -------------       ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .............................................         (595,139)*       (1,374,189)
   Net realized short-term gains on investments and
     foreign currency transactions ...................................         (100,293)*         (434,680)
   Net realized long-term gains on investments and foreign currency
     transactions ....................................................         (491,135)*         (238,920)
                                                                          -------------       ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ...............       (1,186,567)        (2,047,789)
                                                                          -------------       ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
     RESULTING FROM OPERATIONS .......................................       18,709,689         24,834,452
                                                                          -------------       ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .............................................       (1,547,405)*       (2,352,322)
   Net realized short-term gains on investments and foreign
     currency transactions ...........................................         (260,768)*         (744,082)
   Net realized long-term gains on investments and foreign currency
     transactions ....................................................       (1,276,989)*         (408,981)
   Return of capital .................................................       (7,371,684)*      (13,426,831)
                                                                          -------------       ------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ........................      (10,456,846)       (16,932,216)
                                                                          -------------       ------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon
     reinvestment of dividends and distributions and rights
     offering ........................................................        1,521,228         42,537,829
   Net increase in net assets from repurchase of preferred shares ....               --             30,323
   Offering costs for preferred shares charged to paid-in capital ....           25,000             15,102
   Offering costs for issuance of rights charged to paid-in capital ..               --            (34,089)
                                                                          -------------       ------------
   NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ..........        1,546,228         42,549,165
                                                                          -------------       ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ....        9,799,071         50,451,401

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period ...............................................      206,958,294        156,506,893
                                                                          -------------       ------------
   End of period .....................................................    $ 216,757,365       $206,958,294
                                                                          =============       ============

* Amounts are subject to change and recharacterization at fiscal year end.


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Utility Trust (the "Trust") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Trust had a 4 for 3 stock split making the balance of Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Trust for every ten shares of the Equity Trust. Investment operations commenced on July 9, 1999.

      The Trust will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations (the "80% Policy"). The 80% Policy may be changed without shareholder approval. However, the Trust has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Trust's holding period. The Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Trust in each agreement. The Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

      SWAP AGREEMENTS. The Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Trust periodically a variable rate payment that is intended to approximate the Trust's variable rate payment obligation on the Series B Preferred Stock. In an interest rate cap, the Trust would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Trust will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Trust will succeed in pursuing contractual remedies. The Trust thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short term interest rates and the returns on the Trust's portfolio securities at that point in time, such a default could negatively affect the Trust's ability to make dividend payments for the Series B Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Trust's ability to make dividend payments on the Series B Preferred Stock.

      The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

      The Trust has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Trust receives a variable rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at June 30, 2005 are as follows:

        NOTIONAL                   VARIABLE RATE*      TERMINATION   UNREALIZED
         AMOUNT     FIXED RATE  (RATE RESET MONTHLY)      DATE      DEPRECIATION
      ------------  ----------  --------------------  ------------  ------------
      $ 25,000,000     4.00%           3.15%          July 2, 2010    $ 51,252

----------
*Based on Libor (London Interbank Offered Rate).

      FUTURES CONTRACTS. The Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Trust's investments. Upon entering into a futures contract, the Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Trust recognizes a realized gain or loss when the contract is closed. At June 30, 2005, there were no open futures contracts.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2005, there were no open forward foreign exchange contracts.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  translations.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, timing differences and differing characterizations of distributions made by the Trust.

      Distributions to Shareholders of the Trust's 5.625% Series A Cumulative Preferred Stock and Series B Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

      For the year ended December 31, 2004, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,970 and to increase accumulated net realized loss on investments and foreign currency transactions by $3,970.

      The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                                             YEAR ENDED
                                                          DECEMBER 31, 2004
                                                     --------------------------
                                                        Common       Preferred
                                                     ------------   -----------
      Distributions paid from:
      Ordinary income
         (inclusive of short term capital gains)..   $  3,096,404   $ 1,808,869
      Net long term capital gains ................        408,981       238,920
      Non-taxable return of capital ..............     13,426,831            --
                                                     ------------   -----------
      Total distributions paid ...................   $ 16,932,216   $ 2,047,789
                                                     ============   ===========

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      PROVISION FOR INCOME TAXES. The Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Trust to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

      Dividends and interest from non-U.S. sources received by the Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

      As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Net unrealized appreciation on investments and foreign currency ..    $ 29,457,600
      Dividends payable ................................................         (28,733)
                                                                            ------------
      Total ............................................................    $ 29,428,867
                                                                            ============

      The following summarizes the tax cost of investments, swap contracts, foreign currency and related unrealized appreciation/depreciation at June 30, 2005:

                                                GROSS          GROSS      NET UNREALIZED
                                             UNREALIZED     UNREALIZED     APPRECIATION
                                 COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
                            -------------   ------------   ------------   --------------
      Investments ........  $ 226,515,947   $ 48,454,846   $ (3,461,143)   $  44,993,703
      Swap contracts .....             --         51,252             --           51,252
      Foreign currency ...         76,364             --           (599)            (599)
                                            ------------   ------------   --------------
                                            $ 48,506,098   $ (3,461,742)   $  45,044,356
                                            ============   ============   ==============

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Trust's portfolio and oversees the administration of all aspects of the Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the Common Shares of the Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock for the fiscal year.

      The Trust's total return on the net asset value of the Common Shares is monitored on a monthly basis to assess whether the total return on the net asset value of the Common Shares exceeds the stated dividend rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2005, the Trust's total return on the net asset value of the Common Shares exceeded the stated dividend rate or net swap expense of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

      During the six months ended June 30, 2005, Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, received $57,404 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Trust.

      In connection with the 2004 Rights Offering ("Rights"), holders of unexercised rights to purchase Common Shares of the Trust were able to instruct the Subscription Agent (EquiServe Trust Company) to sell such Rights on their behalf. The Subscription Agent was permitted to effect such sales through Gabelli & Company, unless the Subscription Agent was able to negotiate a lower commission rate with an independent broker. Total commissions from sales of Rights effected by the Subscription Agent through Gabelli & Company amounted to $21,882 for the year ended December 31, 2004.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Advisory Agreement. During the six months ended June 30, 2005, the Trust reimbursed the Adviser $22,500 in connection with the cost of computing the Trust's net asset value, which is included in miscellaneous expenses in the Statement of Operations.

      The Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $2,936 for the six months ended June 30, 2005 which is included in payroll expenses in the Statement of Operations.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from the sales of securities, other than short-term securities, for the six months ended June 30, 2005 aggregated $50,760,811 and $8,553,942, respectively.

5. CAPITAL. The charter permits the Trust to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board of the Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2005, the Trust did not repurchase any shares of beneficial interest in the open market.

      Transactions in shares of beneficial interest were as follows:

                                                SIX MONTHS ENDED
                                                  JUNE 30, 2005             YEAR ENDED
                                                  (UNAUDITED)            DECEMBER 31, 2004
                                             ---------------------   ------------------------
                                              Shares      Amount       Shares       Amount
                                             -------   -----------   ---------   ------------
      Shares issued in rights offering ...        --            --   5,779,546   $ 39,981,829
      Shares issued upon reinvestment
         of dividends and distributions ..   166,064   $ 1,521,228     290,925      2,556,000
                                             -------   -----------   ---------   ------------
      Net increase .......................   166,064   $ 1,521,228   6,070,471   $ 42,537,829
                                             =======   ===========   =========   ============

      The Trust's Articles of Incorporation authorize the issuance of up to 2,005,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the Common Shares and results in the financial leveraging of the Common Shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Trust is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Trust fails to meet these requirements and does not correct such failure, the Trust may be required to redeem, in part or in full, the 5.625% Series A and Series B Auction Rate Cumulative Preferred Stock at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On August 20, 2003, the Trust distributed one transferable right for each of the 15,298,490 Common Shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $7.00 per share. Shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the registration statement. The subscription period expired on September 25, 2003. The rights

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

offering was fully and over-subscribed resulting in the issuance of 7,500,000 Common Shares and proceeds of $52,500,000 to the Trust, prior to the deduction of expenses of $534,089. The net asset value per share of the Trust common shareholders was enhanced by approximately $0.12 per share as a result of the issuance of shares above net asset value.

      On October 20, 2004, the Trust distributed one transferable right for each of the 23,118,091 Common Shares outstanding to shareholders of record on that date. Four rights were required to purchase one additional common share at the subscription price of $7.00 per share. Shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the registration statement. The subscription period expired on November 24, 2004. The rights offering was fully subscribed, having received over-subscription requests in excess of the shares available for primary subscription resulting in the issuance of 5,779,546 Common Shares and proceeds of $40,456,822 to the Trust, prior to the deduction of estimated expenses of $475,000. The net asset value per share of the Trust common shareholders was reduced by approximately $0.06 per share as a result of the issuance of shares below net asset value.

      On July 31, 2003, the Trust received net proceeds of $28,877,500 (after underwriting discounts of $945,000 and offering expenses of $169,949) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Stock. Commencing July 31, 2008 and thereafter, the Trust, at its option, may redeem the 5.625% Series A Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2005, the Trust did not repurchase any shares of 5.625% Series A Cumulative Preferred Stock. All repurchased shares of 5.625% Series A Cumulative Preferred Stock have been retired. At June 30, 2005, 1,184,200 shares of the 5.625% Series A Cumulative Preferred Stock were outstanding and accrued dividends amounted to $18,503.

      On July 31, 2003, the Trust received net proceeds of $24,572,500 (after underwriting discounts of $250,000 and offering expenses of $169,949) from the public offering of 1,000 shares of Series B Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series B Auction Rate Cumulative Preferred Stock ranged from 2.24% to 3.41% for the six months ended June 30, 2005. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series B Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Trust, at its option, may redeem the Series B Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2005, the Trust did not redeem any shares of Series B Auction Rate Cumulative Preferred Stock. At June 30, 2005, 1,000 shares of the Series B Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 3.41% per share and accrued dividends amounted to $4,736.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

6. INDUSTRY CONCENTRATION. Because the Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund shares trading practices. Gabelli Asset Management Inc., the Adviser's parent company, is responding to these requests for documents and testimony. The Trust does not believe that these matters will have a material adverse effect on the Trust's financial position or the results of its operations.

8. INDEMNIFICATIONS. The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                           THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                       SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2005     ---------------------------------------------------------
                                                          (UNAUDITED)        2004           2003       2002       2001       2000
                                                       ----------------   ---------      ---------   --------   --------   --------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ..............      $    7.14      $    6.83      $    6.27   $   7.32   $   8.21   $   7.62
                                                           ---------      ---------      ---------   --------   --------   --------
  Net investment income .............................           0.07           0.16           0.10       0.11       0.12       0.15
  Net realized and unrealized gain (loss) on
    investments .....................................           0.62           0.99           1.17      (0.62)     (0.32)      1.44
                                                           ---------      ---------      ---------   --------   --------   --------
  Total from investment operations ..................           0.69           1.15           1.27      (0.51)     (0.20)      1.59
                                                           ---------      ---------      ---------   --------   --------   --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income .............................          (0.02)(f)      (0.06)         (0.01)        --         --         --
  Net realized gain on investments ..................          (0.02)(f)      (0.03)         (0.04)        --         --         --
                                                           ---------      ---------      ---------   --------   --------   --------
  Total distributions to preferred stock
    shareholders ....................................          (0.04)         (0.09)         (0.05)        --         --         --
                                                           ---------      ---------      ---------   --------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO COMMON SHAREHOLDERS RESULTING
  FROM OPERATIONS ...................................           0.65           1.06           1.22      (0.51)     (0.20)      1.59
                                                           ---------      ---------      ---------   --------   --------   --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income .............................          (0.05)(f)      (0.10)         (0.09)     (0.11)     (0.21)     (0.06)
  Net realized gain on investments ..................          (0.05)(f)      (0.05)         (0.22)     (0.36)     (0.49)     (0.94)
  Paid-in capital ...................................          (0.26)(f)      (0.57)         (0.41)     (0.25)        --         --
                                                           ---------      ---------      ---------   --------   --------   --------
  Total distributions to common shareholders ........          (0.36)         (0.72)         (0.72)     (0.72)     (0.70)     (1.00)
                                                           ---------      ---------      ---------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
  Increase in net asset value from common share
    transactions ....................................           0.01           0.03           0.03       0.03       0.01         --
  Increase/decrease in net asset value from shares
    issued in rights offering .......................             --          (0.06)          0.12       0.15         --         --
  Increase in net asset value from repurchase of
    preferred shares ................................             --           0.00(a)          --         --         --         --
  Offering costs for preferred shares charged to
    paid-in capital .................................           0.00(a)        0.00(a)       (0.09)        --         --         --
  Offering costs for issuance of rights charged to
    paid-in capital .................................             --          (0.00)(a)         --         --         --         --
                                                           ---------      ---------      ---------   --------   --------   --------
  Total capital share transactions ..................           0.01          (0.03)          0.06       0.18       0.01         --
                                                           ---------      ---------      ---------   --------   --------   --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON
    SHAREHOLDERS, END OF PERIOD .....................      $    7.44      $    7.14      $    6.83   $   6.27   $   7.32   $   8.21
                                                           =========      =========      =========   ========   ========   ========
  Net asset value total return+ .....................           9.58%         13.43%         18.60%     (6.79)%    (3.15)%    22.01%
                                                           =========      =========      =========   ========   ========   ========
  Market value, end of period .......................      $    9.87      $    9.30      $    9.60   $   8.72   $   9.33   $   8.75
                                                           =========      =========      =========   ========   ========   ========
  Total investment return++ .........................          10.37%          5.11%         19.86%      1.70%     15.82%     29.95%
                                                           =========      =========      =========   ========   ========   ========


                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A COMMON SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                       SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 2005    ---------------------------------------------------------
                                                          (UNAUDITED)        2004           2003       2002       2001       2000
                                                       ----------------   ---------      ---------   --------   --------   --------
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of
    preferred shares, end of period (in 000's) ......      $ 271,362      $ 261,563      $ 211,507   $ 95,111   $ 82,197   $ 90,669
  Net assets attributable to common shares,
    end of period (in 000's) ........................      $ 216,757      $ 206,958      $ 156,507   $ 95,111   $ 82,197   $ 90,669
  Ratio of net investment income to average net
    assets attributable to common shares ............           2.08%(c)       2.32%          1.52%      1.65%      1.57%      1.88%
  Ratio of operating expenses to average net assets
    attributable to common shares before fee
    reduction .......................................           1.80%(c)       2.04%          2.04%      1.93%      2.00%      1.95%
  Ratio of operating expenses to average net assets
    attributable to common shares net of fee
    reduction(b) ....................................           1.80%(c)       2.04%          2.04%      1.93%      2.00%      1.95%
  Ratio of operating expenses to average net assets
    including liquidation value of preferred shares
    before fee reduction ............................           1.43%(c)       1.52%          1.68%        --         --         --
  Ratio of operating expenses to average net assets
    including liquidation value of preferred shares
    net of fee reduction(b) .........................           1.43%(c)       1.52%          1.68%        --         --         --
  Portfolio turnover rate ...........................              4%            18%            28%        29%        41%        92%

  PREFERRED STOCK:
  5.625% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) .......      $  29,605      $  29,605      $  30,000         --         --         --
  Total shares outstanding (in 000's) ...............          1,184          1,184          1,200         --         --         --
  Liquidation preference per share ..................      $   25.00      $   25.00      $   25.00         --         --         --
  Average market value(d) ...........................      $   25.15      $   24.68      $   25.12         --         --         --
  Asset coverage per share ..........................      $  124.24      $  119.75      $   96.14         --         --         --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) .......      $  25,000      $  25,000      $  25,000         --         --         --
  Total shares outstanding (in 000's) ...............              1              1              1         --         --         --
  Liquidation preference per share ..................      $  25,000      $  25,000      $  25,000         --         --         --
  Average market value(d) ...........................      $  25,000      $  25,000      $  25,000         --         --         --
  Asset coverage per share ..........................      $ 124,239      $ 119,752      $  96,140
  ASSET COVERAGE(E) .................................            497%           479%           385%        --         --         --

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions on the payment date, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
(a)   Amount represents less than $0.005 per share.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2000, the ratio of operating expenses to average net assets attributable to common stock net of fee reduction would be 1.93%. For the fiscal years ended December 31, 2001 through 2004, the effect of the custodian fee credits was minimal.
(c)   Annualized.
(d)   Based on weekly prices.
(e)   Asset  coverage is calculated by combining all series of preferred  stock.
(f)   Amounts are subject to change and recharacterization at fiscal year end.


                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

           BOARD CONSIDERATION AND RE-APPROVAL OF MANAGEMENT AGREEMENT

At its meeting on February 16, 2005, the Board of Trustees ("Board") of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the "independent trustees") who are not "interested persons" of the Trust. The following paragraphs summarize the material information and factors considered by the independent trustees as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The independent trustees considered information regarding the portfolio manager and supporting team, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The independent directors noted the experience, length of service and reputation of the portfolio manager.

INVESTMENT PERFORMANCE. The independent directors reviewed the short, medium and long-term performance of the Trust against a peer group of utility funds. The trustees noted that the Trust's performance was in or near the top 40% of the funds in its category for all relevant periods.

PROFITABILITY. The independent trustees reviewed summary data regarding the profitability of the Trust to the Adviser both with an administrative overhead charge and without such a charge. The trustees also noted that a substantial portion of the Trust's portfolio transactions were executed by an affiliated broker and that the Adviser received a moderate level of soft dollar research benefits through the Trust's portfolio brokerage.

ECONOMIES OF SCALE. The independent trustees determined that economies of scale were unlikely to be an issue for a closed-end fund such as the Trust.

SHARING OF ECONOMIES OF SCALE. The independent trustees noted that the investment management fee schedule for the Trust does not take into account any potential economies of scale.

SERVICE AND COST COMPARISONS. The independent trustees compared the expense ratios of the investment management fee, other expenses and total expenses of the Trust to similar expense ratios of the peer group of utility funds and noted that the Adviser's management fee includes substantially all administrative services of the Trust as well as investment advisory services. The trustees noted that the Trust's expense ratios were higher than average within this group. The trustees also noted that the basic management fee structure was the same as that in effect for most of the Gabelli funds but that the Adviser did not charge a fee on assets supported by leverage except to the extent that performance of the Trust was positive after deducting the costs of leverage. The trustees did not compare the management fee to the fee for other types of accounts managed by the Adviser.

CONCLUSIONS. The independent trustees concluded that the Trust enjoyed highly experienced portfolio management services, good ancillary services and an excellent performance record. The independent trustees also concluded that the Trust's expense ratios and the profitability to the Adviser of managing the Trust were reasonable, particularly in light of the Trust's performance, and that economies of scale were not a factor in their thinking. The trustees did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the independent trustees determined to recommend continuation of the investment management agreement to the full Board of Trustees.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the Policy of The Gabelli Utility Trust ("Trust") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Trust. Plan participants may send their stock certificates to EquiServe Trust Co. ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                  c/o EquiServe
                                  P.O.Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact EquiServe at (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of Common Shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Trust's Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued Common Shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Trust's Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive Common Shares from the Trust valued at market price. If the Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Shares in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43010, Providence, RI 02940-3010 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Trust.

                              TRUSTEES AND OFFICERS
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
   CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR AND
   CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
   FORMER SENIOR VICE PRESIDENT AND
   CHIEF FINANCIAL OFFICER,
   KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
   PRESIDENT AND CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

John D. Gabelli
   SENIOR VICE PRESIDENT,
   GABELLI & COMPANY, INC.

Robert J. Morrissey
   ATTORNEY-AT-LAW
   MORRISSEY, HAWKINS & LYNCH

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
   PRESIDENT & TREASURER

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

James E. McKee
   SECRETARY

David I. Schachter
   VICE PRESIDENT & OMBUDSMAN

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
Mellon Trust of New England, N.A.

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING

                                                  5.625%
                               Common           Preferred
                               ------           ---------
NYSE-Symbol:                    GUT              GUT PrA
Shares Outstanding:           29,142,767        1,184,200

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
   For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Utility Trust may also, from time to time, purchase shares of its 5.625% Series A Cumulative Preferred Shares in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                              ONE CORPORATE CENTER
                               RYE, NY 10580-1422
                                  (914)921-5070
                                 WWW.GABELLI.COM

                                                              SEMI-ANNUAL REPORT
                                                              JUNE 30, 2005

                                                                    GUT-SA-Q2/05

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES


=============================================================================================================================
                                                                (C) TOTAL NUMBER OF          (D) MAXIMUM NUMBER (OR
                                                                  SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
            (A) TOTAL  NUMBER OF                                PURCHASED AS PART OF        SHARES (OR UNITS) THAT MAY
              SHARES (OR UNITS)      (B) AVERAGE PRICE PAID      PUBLICLY ANNOUNCED         YET BE PURCHASED UNDER THE
 PERIOD          PURCHASED             PER SHARE (OR UNIT)        PLANS OR PROGRAMS              PLANS OR PROGRAMS
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 29,004,958
01/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
01/31/05
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 29,032,565
02/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
02/28/05
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 29,061,042
03/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
03/31/05
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 29,089,246
04/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
04/30/05
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 29,116,296
05/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
05/31/05
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 29,142,767
06/01/05
through      Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 1,184,200
06/30/05
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A

             Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.


     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant to Rule 30a-2(b)  under  the  1940  Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Utility Trust
            --------------------------------------------------------------------


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     September 7, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer

Date     September 7, 2005
    ----------------------------------------------------------------------------




* Print the name and title of each signing officer under his or her signature.